Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company Separate Account Three
The Director

Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account Three
The Director

Product Information Notice Dated July 22, 2020

Additional Funding Option

Effective September 21, 2020, the Hartford Disciplined Equity HLS Fund is added to your Contract as additional investment option. The fund seeks growth of capital. The fund's investment adviser is Hartford Funds Management Company, LLC and is sub-advised by Wellington Management Company LLP.

Reorganization

The Board of Directors of Hartford HLS Series Fund II, Inc. approved an Agreement and Plan of Reorganization (“Reorganization”), that provides for the reorganization of the Acquired Fund identified below (the "Acquired Fund") into the corresponding Acquiring Fund identified below (the "Acquiring Fund") (a "Reorganization"). The Reorganization is expected to close after the close of business on or about the date set forth below under the heading Reorganization Date (the "Reorganization Date").

Acquired Fund	Acquiring Fund	Closing Date	Reorganization Date
Hartford Growth Opportunities HLS Fund	Hartford Disciplined Equity HLS Fund	September 16, 2020	September 18, 2020

The Reorganization contemplates: (1) the transfer of all of the assets of an Acquired Fund to the corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund as of the close of business on the Reorganization Date; (2) the assumption by the corresponding Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the corresponding Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of an Acquired Fund will receive shares of the corresponding Acquiring Fund of the same class, and in equal value to, the shares of the Acquired Fund held by that shareholder as of the close of business on the Reorganization Date. Each Reorganization does not require shareholder approval.

Due to the Reorganization, as of the close of business on the Closing Date listed above, you will no longer be able to allocate new Premium Payments or make transfers to the Acquired Fund Sub-Account, including by way of program trades (identified below).

As a result of the Reorganizations, as of the close of business on the applicable Reorganization Date:

(i)	if any of your Contract Value is currently invested in the Acquired Fund Sub-Account, that Contract Value will be transferred into the Acquiring Fund Sub-Account;

(ii)
unless you direct us otherwise, if any portion of your future Premium Payments is allocated to the Acquired Fund Sub-Account, those future payments will automatically be allocated to the Acquiring Fund Sub-Account;

(iii)	any transaction that includes an allocation to the Acquired Fund Sub-Account will automatically be allocated to the Acquiring Fund Sub-Account;

(iv)
unless you direct us otherwise, if you are enrolled in any administrative program that includes transfers of Contract Value or allocation to the Acquired Fund Sub-Account (i.e., DCA, DCA Plus, InvestEase®, Asset Rebalancing Program or other program trades), your enrollment will automatically be updated to reflect the Acquiring Fund Sub-Account;

(v)
If you are currently invested in one of the investment models that includes the Acquired Fund Sub-Account, the model will be automatically updated to reflect the Acquiring Fund Sub-Account. The percentage allocation of the Acquired Fund Sub-Account will also be moved to the total allocation of the Acquiring Fund Sub-Account. For example, if your model allocated 5% to the Acquired Fund Sub-Account, that 5% will now be allocated to the Acquiring Fund Sub-Account. If you are in a “self-select” model and would like to change your selections or invest in a different model, you may provide us with new instructions at any time.

This Product Information Notice should be retained for future reference.

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